UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2004

OCEANEERING INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant’s telephone number, including area code (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Press Release dated August 3, 2004

Item 7.  Financial Statements and Exhibits.

The following is being furnished as an exhibit to this report.

Exhibit 99.1      Press Release of Oceaneering International, Inc., dated August 3, 2004

Item 12.  Results of Operations and Financial Condition.

On August 3, 2004, we issued a press release with respect to our earnings for the second quarter of 2004. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.
By:	/s/ MARVIN J. MIGURA
Marvin J. Migura
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Date: August 3, 2004

EXHIBIT INDEX

Exhibit 99.1            Press Release of Oceaneering International, Inc., dated August 3, 2004